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                                                                    EXHIBIT 23.7



                         PETROLEUM CONSULTANT'S CONSENT


We consent to incorporation by reference in the Registration Statements (No. 333-47672, 333-44702, 333-32214, 333-39908 and 333-85553) on Form S-8, and the
Registration Statement (No. 333-85211) on Form S-3 of Devon Energy Corporation, the reference herein to our appraisal report for Devon Energy Corporation as of December 31, 1999.


                                        /s/ RYDER SCOTT COMPANY, L.P.


Houston, Texas
 November 13, 2000